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Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated December 13, 1999, relating to the financial statements and financial highlights of Morgan Stanley Dean Witter North American Government Income Trust, which appears in such Registration Statement. We also consent to the references to us under the headings "Custodian and Independent Accountants" and "Experts" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
   --------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 2000